UNITED STATES

SECRUITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.        )

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Filed by a Party other than the Registrant [    ]

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[   ] Preliminary Proxy Statement

[   ] Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))

[X] Definitive Proxy Statement

[   ] Definitive Additional Materials

[   ] Soliciting Material Pursuant to Sec. 240.14a-12

THE JAMES ADVANTAGE FUNDS

(name of Registrant as Specified in its Charter)

ALPS FUND SERVICES, INC.

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THE JAMES ADVANTAGE FUNDS

1349 Fairground Road

Xenia, Ohio 45385

1-800-995-2637

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 10, 2014

To the Shareholders of The James Advantage Funds:

Notice is hereby given that the Special Meeting of Shareholders (the “Meeting”) of The James Advantage Funds (the “Trust”) will be held at the offices of James Investment Research, Inc., 1349 Fairground Road, Xenia, Ohio, 45385, on Monday, November 10, 2014, at 8:00 a.m., Eastern Standard Time, for the following purposes:

1.	To elect six (6) Trustees to serve until their successors are elected and qualified; and
2.	To consider and act upon any other business as may properly come before the Meeting and any adjournment thereof.

These items are discussed in greater detail in the attached Proxy Statement.

The close of business on September 15, 2014 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof.

You are encouraged to vote. Shareholders who do not expect to attend the Meeting in person are requested to vote one of three ways:

1.	By Telephone:

Please call the toll-free number listed on the upper portion of your proxy ballot and follow the instructions. Please have your proxy card available. Votes submitted by telephone must be received by 11:59 p.m., Eastern Standard Time, on November 9, 2014.

2.	By Internet:

Visit www.proxyvote.com and follow the online directions. Please have your proxy card available. Votes submitted via the Internet must be received by 11:59 p.m., Eastern Standard Time, on November 9, 2014.

3.	By Mail:

Return your signed and dated proxy in the enclosed postage-paid envelope. Proxy cards submitted by mail must be received by the tabulator prior to the closing of the polls at the Meeting in order for the votes to be recorded.

You may also call for information on how to obtain directions to be able to vote in person at the Meeting. If you wish to attend the Meeting, please contact the Trust at 1-937-426-7640 in advance of the Meeting so the Trust can properly prepare for your attendance.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE HELP THE TRUST AVOID THE EXPENSES OF ADDITIONAL SOLICITATIONS BY VOTING TODAY. AFTER REVIEWING THE ATTACHED MATERIALS, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY INSTRUCTION CARD. DATE, SIGN AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY AS DIRECTED ABOVE. IN THE ALTERNATIVE, PLEASE VOTE BY TELEPHONE OR BY INTERNET AS DIRECTED ABOVE.

By Order of the Board of Trustees,

/s/ Barry R. James
Barry R. James
President and Trustee

October 3, 2014

THE JAMES ADVANTAGE FUNDS

James Balanced: Golden Rainbow Fund

James Small Cap Fund

James Mid Cap Fund

James Micro Cap Fund

James Long Short Fund

* * * * *

SPECIAL MEETING OF SHAREHOLDERS

November 10, 2014

PROXY STATEMENT

Introduction

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) for the above-listed series of The James Advantage Funds (each, a “Fund,” and collectively, the “Funds”) of The James Advantage Funds (the “Trust”), for use at the Special Meeting of Shareholders of the Funds (the “Meeting”) to be held on Monday, November 10, 2014, at 8:00 a.m., Eastern Standard Time, at the offices of the Trust, 1349 Fairground Road, Xenia, Ohio, 45385, and at any adjournments or postponements thereof.

The Board has fixed the close of business on September 15, 2014 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof (the “Record Date”). At the Meeting, you will be asked to vote on the Proposal affecting the Trust as described in this Proxy Statement. You should read the entire Proxy Statement before voting. If you have any questions, please call 1-800-995-2637. The Trust expects to mail the Notice of Special Meeting of Shareholders, this Proxy Statement and proxy card to Fund shareholders on or about October 3, 2014.

The Trust is required by federal law to file reports, proxy statements and other information with the U.S. Securities and Exchange Commission (the “SEC”). You can obtain copies of these materials after paying a fee by electronic request at the following e-mail address: publicinfo@sec.gov or by writing to the Public Reference Section of the SEC at 100 F Street, N.E. Washington, D.C. 20549. You can get the same reports and information free from the EDGAR Database on the SEC’s Internet website at http://www.sec.gov.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on Monday, November 10, 2014. The proxy statement and the Funds’ most recent annual reports are available on the Internet at

www.jamesfunds.com for the Funds. The Trust will furnish, without charge, a copy of the Funds’ annual reports for its fiscal year ended June 30, 2014, and any more recent reports, to any Fund shareholder upon request. To request a copy, please write to the Trust at P.O. Box 786, Denver, CO 80201 or call 1-800-995-2637.

INFORMATION ABOUT THE MEETING

What proposal am I being asked to vote on as a shareholder?

You are being asked to vote on the election of six (6) Trustees of the Trust. The election of Trustees will be determined by the affirmative vote of a plurality (the greatest number of affirmative votes) of the shares of all Funds voting in person or by proxy at the Meeting.

Has the Trust’s Board approved the proposal?

Yes. The Board unanimously approved the proposal at its August 26, 2014 meeting and recommends that you vote “FOR” the proposal. The Board believes that the election of the Trustees would be in the best interests of the Trust and the Funds and their shareholders.

Why am I being asked to elect the Trustees?

The Trustees are your representatives who oversee management and operations of your Fund. Certain regulations require that a majority of Trustees be elected by shareholders. In addition, under the Investment Company Act of 1940, as amended (the “1940 Act”), new trustees to the Board of the Trust cannot be appointed by the current trustees to fill vacancies created by an expansion of the Board unless, after those appointments, at least two-thirds of the trustees have been elected by shareholders. The Board currently has four trustees, two of whom have been elected by shareholders. In addition, the Board has determined it to be in the best interests of the Trust and the Funds and their shareholders to expand the Board from four to six trustees and, therefore, the Board has determined to add two additional trustees to the Board. The Trust requires a shareholder vote to expand the Board.

When and where will the Meeting be held?

The Meeting will be held on Monday, November 10, 2014, at 8:00 a.m. Eastern Time, at James Investment Research, Inc., 1349 Fairground Road, Xenia, Ohio, and may be adjourned if the necessary quorum to transact business, or the vote required to approve the proposal for the Trust, is not obtained at the Meeting.

How do I vote my shares?

You can vote your shares by attending the Meeting in person or by completing and signing the proxy card(s) and mailing the completed proxy card(s) in the postage paid envelope. You may also vote your shares by telephone or by Internet by following the instructions on the Notice of Special Meeting of Shareholders or proxy card(s). Shareholders of record of each Fund at the close of business on the Record Date will receive notice of and be asked to vote on the Proposal, as applicable, presented at the Meeting. If you need assistance or have any questions regarding the proposals or how to vote your shares, please call 1-800-995-2637.

If the Trust receives votes by telephone or by Internet, it will use procedures designed to authenticate shareholders’ identities to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. Proxies voted by telephone or by Internet may be revoked at any time before they are voted, in the same manner that proxies voted by mail may be revoked.

What should I do if I receive more than one proxy card?

Because each Fund’s shareholders must vote separately, you will be sent a proxy card for each Fund account that you have. Please vote on the proposal shown on each proxy card that you receive.

* * * * * *

PROPOSAL: TO ELECT SIX TRUSTEES TO THE BOARD OF THE TRUST

General

Each of the following individuals currently serves as a Trustee of the Board: Barry R. James; Leslie L. Brandon; Anthony P. D’Angelo; and Richard C. Russell. Each of these Trustees, with the exception of Mr. Brandon and Mr. Russell, previously has been elected by the Trust’s shareholders. Both Mr. Brandon and Mr. Russell were appointed to the Board on May 20, 2003. On August 26, 2014, the Board nominated Ronald D. Brown and Robert F. Chelle to serve as two additional trustees of the Trust. An ad hoc nominating committee of the Board has nominated Mr. James, Mr. Brandon, Dr. D’Angelo, Mr. Russell, Mr. Brown and Mr. Chelle (the “Nominees”) for election by shareholders at the Meeting.

The Nominees have been nominated for election as Trustees of the Trust effective as of the date of the Meeting. If the Nominees are elected, they will serve indefinite terms as Trustees until their resignation, retirement, death or removal or until their respective successors are duly elected and qualified. The persons named as attorneys-in-fact in the enclosed proxy have advised the Trust that, unless a proxy card instructs them to withhold authority to vote for all Nominees or any individual Nominee, all validly executed proxies will be voted for the election of all Nominees as Trustees of the Trust.

The Trust is not required and does not intend to hold annual shareholder meetings for the purpose of electing Trustees. As a result, if elected, the Nominees will hold office until their successors are duly elected and qualified. If a Nominee should be unable to accept the election, serve his term or resign, the Board may, in its discretion and subject to the 1940 Act, select another person to fill the vacant position. Each Nominee has consented to be named as such in this Proxy Statement and to serve as a Trustee of the Board of the

Trust if elected. If, for any reason, any Nominee should not be available for election or be able to serve as a Trustee, the proxies will exercise their voting power in favor of such substitute nominee, if any, as the Board may designate. The Trust has no reason to believe that it will be necessary to designate a substitute nominee.

Although the Trust does not intend to hold annual shareholder meetings, it may hold shareholder meetings from time to time on important matters. With the requisite vote, shareholders may remove a Trustee or take other action as described in the Trust’s organizational documents. If at any time less than a majority of the Trustees holding office have been elected by the shareholders of the Trust, the Trustees then in office will promptly call a shareholders’ meeting, consistent with the requirements of the 1940 Act, for the purpose of electing Trustees to the Board of the Trust.

Listed below for each Nominee are: his name and age; position(s) and length of service with the Trust; principal occupation(s) during the past five years; and any other directorships held by the Nominee. Mr. James is the only Nominee who is an “interested person” as that term is defined under the 1940 Act because he is the President and Chief Executive Officer of James Investment Research, Inc. (the “Adviser”), which serves as the Funds’ investment adviser. The remaining Nominees are not “interested persons” as that term is defined under the 1940 Act and therefore will be referred to as “Independent Trustees.” Each of the Nominees serves (or will serve in the case of Mr. Brown and Mr. Chelle) as a Trustee for the Trust, which is comprised of five individual fund portfolios.

Nominees1

INDEPENDENT TRUSTEES
Name/Address*/Age	Position(s) Held With Funds/Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Nominee	Other Directorships Held by Trustee/ Nominee During the Past 5 Years
Leslie L. Brandon Age: 72	Trustee since 2003	Retired Partner, Ernst & Young LLP, Columbus, Ohio (1966 - 2000)	5	None
Anthony P. D’Angelo Age: 84	Trustee since 1997	Retired, Professor Emeritus, Graduate School of Logistics and Acquisitions Management, Air Force Institute of Technology, Wright-Patterson AFB, Ohio (Retired since 1999)	5	None
Richard C. Russell Age: 67	Trustee since 2003	Consultant, Danis Companies (construction and real estate development firm), (2002 - present)	5	Director, Excellence in Motivation (1994 - present); Director, DRT Manufacturing, Co. (1999 - present)
Ronald D. Brown Age: 61	Service on Board contingent upon requested shareholder approval	Chief Operating Officer, The Armor Group (2013-Present); Chief Financial Officer, Makino Inc. (2010 - 2013); Managing Director, Taft Business Consulting LLC. (2009 - 2013); Chairman & Chief Executive Officer, Milacron Inc. (Retired since 2008)	5	Director of AO Smith Corporation (2001 - present); Board Trustee of University of Cincinnati (2013 - present); Director of Makino Inc. (2010 - 2013)

Robert F. Chelle Age: 66	Service on Board contingent upon requested shareholder approval	Entrepreneur-In- Residence and Founding Director of the L. William Crotty Center for Entrepreneurial Leadership at the University of Dayton (1999 – present)	5	Director of DRT Mfg. Co., The Siebenthaler Company, PNC Bank – Dayton Region, Prime Controls Mfg. Co. and School Outfitters; Trustee of The Entrepreneur’s Center – An Edison Business Incubator

INTERESTED TRUSTEE
Name/Address*/Age	Position(s) With Fund/Time Served/ During Past 5 years	Principal Occupation by Nominee	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Barry R. James[2], CFA Age: 57	President & Trustee since 1997	President and CEO, James Investment Research (2005 - present), Executive Vice President, James Investment Research (2000 - 2006), CEO and Director, James Capital Alliance (1992 - present)	5	Director, Heart to Honduras (2006 – present) Director, FAIR Foundation (2010 - present)

*All Nominees may be contacted at c/o The James Advantage Funds, Attn: Secretary, 1349 Fairground Road, Xenia, Ohio, 45385.

1Each Nominee is elected to serve in accordance with the Declaration of Trust and Bylaws of the Trust until his successor is duly elected and qualified.

2 Mr. James is an “interested person” of the Trust as defined in the 1940 Act because of he is President and Chief Executive Officer of James Investment Research, Inc. (the “Adviser”), which serves as the Funds’ investment adviser.

General Information Regarding the Board of Trustees

The Trust is governed by a Board of Trustees, which is responsible for overseeing the operations of the Funds. The Trustees also supervise the operation of the Funds by the officers of the Trust. The Trustees meet periodically throughout the year to oversee the Trust’s activities, review each Fund’s investment performance and the quality of other services provided to each Fund and its shareholders by the Funds’ investment adviser, review annually the fees paid to the Funds’ investment adviser and oversee the Funds’ compliance program. The Trustees’ role is to provide oversight and not to provide day-to-day management of the Funds.

The Board has all power necessary or convenient to carry out its responsibilities. Consequently, the Board has adopted bylaws providing for the regulation and management of the affairs of the Trust and may amend or repeal them to the extent that such bylaws do not reserve that right to the Trust’s shareholders. The Board may increase or reduce the number of Board members and may, subject to the 1940 Act, fill vacancies on the Board. The Board may also elect and remove such officers and appoint and terminate such agents as they consider appropriate. The Trustees may establish and terminate committees that may exercise the powers and authority of the Board as determined by the Trustees. The Trustees may, in general, delegate such authority as they consider desirable to any officer of the Trust, to any Board committee and to any agent or employee of the Trust or to any custodian, transfer agent, principal underwriter or other service provider to a Fund.

There were four regular meetings of the Board of Trustees held during the Trust’s fiscal year ended June 30, 2014. Each Trustee attended at least 75% of the meetings each was entitled to attend and also attended at least 75% of the total number of meetings held by all Board committees on which the Trustee served during that fiscal year. Since the Trust is not required to convene annual shareholder meetings, there is no policy requiring Trustee attendance at such meetings.

If the Nominees are elected at the Meeting, the Board will be comprised of five Independent Trustees and one individual who is considered an “interested” Trustee. If the slate of Nominees is approved by shareholders, over 75% of the Board will be comprised of Independent Trustees.

Committees of the Board

The Board has an Audit Committee that considers such matters pertaining to the Trust’s books of account, financial records, internal accounting controls and changes in accounting principles or practices as the Trustees may from time to time determine. The Audit Committee also considers the engagement and compensation of the independent registered public accounting firm (the “Audit Firm”). The Audit Committee also meets with the representatives of the Audit Firm to review the scope and results of audits and other duties as set forth in the Audit Committee’s Charter. The Audit Committee members, each of whom are Independent Trustees, are: Mr. Brandon, Dr. D’Angelo and Mr. Russell and, if approved by shareholders, Mr. Brown and Mr. Chelle. The Audit Committee met four times during the fiscal year ended June 30, 2014.

The Board does not have a standing nominating or compensation committee. The Board does not believe that a standing nominating committee is necessary because there has been minimal turnover of the Trustees serving on the Board of the Trust. When necessary or appropriate, the Independent Trustees serve as an ad hoc committee for the consideration of Trustee nominations. No ad hoc nominating committee of the Trust has adopted a charter. Independent Trustees are nominated only by the ad hoc nominating committee.

Risk Oversight

Investing in general and the operation of a mutual fund involve a variety of risks, such as investment risk, compliance risk and operational risk, among others. The Board oversees risk as part of its oversight of the Funds. Risk oversight is addressed as part of various regular Board and committee activities. The Board, directly or through its Audit Committee, reviews reports from among others, the Trust’s investment adviser, the Trust’s Chief Compliance Officer, the Trust’s independent registered public accounting firm and the Trust’s counsel, as appropriate, regarding risks faced by the Trust and the risk management programs of the Funds’ investment adviser and certain service providers. The full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from the Trust’s Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Trust’s Chief Compliance Officer also meets at least quarterly in executive session with the Independent Trustees. The actual day-to-day risk management with respect to the Trust resides with the Funds’ investment adviser and other service providers. Although the risk management policies of the Funds’ investment adviser and the other service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Not all risks that may affect the Trust can be identified, nor can processes and controls necessarily be developed to eliminate or mitigate their occurrence or effects. Some risks are simply beyond the control of the Trust, the Funds’ investment adviser or other service providers to the Trust. The Board may, at any time and in its sole discretion, change the manner in which it conducts its risk oversight role.

Board Leadership Structure

The Board is responsible for the oversight of the Trust, including risk oversight and oversight of the Trust’s management. The Board concurrently consists of three Independent Trustees and one Interested Trustee. If all of the Nominees are approved by shareholders, the Board will consist of five Independent Trustees and one Interested Trustee.

The Board of Trustees is led by its Chairman, Mr. Barry James. Mr. James is an “interested person” of the Trust because he is President and Chief Executive Officer of the Adviser. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because Mr. James has over 17 years’ experience as Chairman of the Trust’s Board. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee is independent or an interested person. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority of the Board.

The Board utilizes a committee structure to assist the Board in administering its oversight function that includes an Audit Committee. The Audit Committee is comprised exclusively of Independent Trustees. The committee structure facilities orderly and efficient communication among the Independent Trustees, Trust management, service providers and the full Board.

While the Board has determined it to be in the best interests of the Trust and its shareholders to add two additional trustees to the Board, the Trust has determined that the Board’s leadership structure is appropriate given the characteristics and circumstances of the Trust, including such matters as the independence of a majority of Trustees, the independence of all members of the Audit Committee, the number of Funds that comprise the Trust, the net assets of the Trust and the Trust’s business and structure.

Information About the Nominees’ Experience, Qualifications, Attributes and Skills to Serve on the Board

The following is a brief discussion, for each Nominee, of the particular experience, qualifications, attributes or skills that led to the conclusion that the Nominee should serve as a Trustee. In reaching their conclusions, the Trustees considered various facts and circumstances and did not identify any factor as controlling, and individual Trustees may have considered additional factors or weighed the same factors differently. Qualifications considered by the Board to be important to the selection and retention of a Board member included the following: integrity; intelligence; collegiality; judgment; skill; business and other experience; diversity; qualification as an Independent Trustee; financial or accounting knowledge and experience; dedication; commitment to devote the time and attention necessary to fulfill a Trustee’s duties; and an individual’s ability to work effectively with the other members of the Board.

Barry R. James. Mr. James is President and Chief Executive Officer of the Adviser. He also serves as Chairman and Chief Executive Officer of James Capital Alliance. Mr. James holds Chartered Financial Analyst and Chartered Investment Counselor certifications, as well as FINRA Series 6, 63 and 65 licenses. Mr. James received a Bachelor of Science degree from the United States Air Force Academy and a Masters in Business Administration from Boston University. The Trustees believe that Mr. James’ leadership training and management experience in the United States Air Force, experience as President and Chief Executive Officer of several companies, over 24 years’ experience in the investment advisory business and over 20 years’ experience in portfolio management and investment research make him well qualified to serve on the Board.

Leslie L. Brandon. Mr. Brandon retired as an audit partner of Ernst & Young (“E&Y”), where he worked for 34 years, 23 years of which as a partner. Mr. Brandon was designated by E&Y’s national office as “National SEC Review Partner” and has extensive experience in practice with the U.S. Securities and Exchange Commission (“SEC”). His clients included a majority of the SEC-registered clients in the Columbus, Ohio office of E&Y. Mr. Brandon also led recruiting efforts for the Columbus office for much of his time at E&Y and served as Audit Partner-in-Charge of the Columbus office staff for several years. Mr. Brandon holds a Bachelor of Science from The Ohio State University and a Masters in Business Administration from the University of Wisconsin. The Trustees believe that Mr. Brandon’s extensive audit experience with SEC clients and his management experience with E&Y make him well qualified to serve on the Board.

Anthony P. D’Angelo. Dr. D’Angelo is a Professor Emeritus and former faculty member of the Air Force Institute of Technology-School of Systems and Logistics Graduate Program where he taught Finance, Accounting, Budgeting and Economics. Dr. D’Angelo holds a Bachelors in Business Administration with a major in Marketing, a Masters in Business Administration with a major in Industrial Management, and a Doctorate in Business Administration with a major in Logistics Management and a minor in Operations Research. Dr. D’Angelo’s dissertation, which was empirically and theoretically based, resulted in the development of management information systems for customer service-intensive industries. Dr. D’Angelo also served as an officer in the United States Air Force for 28 years. The Trustees believe that Dr. D’Angelo’s extensive academic experience in business administration and management experience in the United States Air Force make him well qualified to serve on the Board.

Richard C. Russell. Mr. Russell has been a Director on the Board of Excellence In Motivation since 1994 and a Director on the Board of DRT Manufacturing, Co. since 1999. Mr. Russell also worked for 20 years with a private construction and real estate development firm based in Dayton, Ohio in the capacity of Chief Financial Officer and subsequently Chief Executive Officer. In this role, Mr. Russell provided oversight of a $300 million construction operation and a $300 million real estate portfolio. Mr. Russell is an experienced Chief Executive Officer, Chief Financial Officer and Director with proven leadership skills and a diverse background in both public and private companies. Mr. Russell graduated from the University of Cincinnati and holds a Bachelors of Science in Accounting. Mr. Russell became a Certified Public Accountant in 1972. The Trustees believe that Mr. Russell’s experience in strategic planning, financial management, budgeting, fiscal reporting, communications, human resources, shareholder relations and board structure, policy development and decision making make him well qualified to serve on the Board.

Ronald D. Brown.   Mr. Brown is the Chief Operating Officer of The Armor Group, a certified woman owned corporation which provides manufactured goods and services to a variety of industries. He is the retired Chairman and Chief Executive Officer of Milacron Inc., a supplier of plastics processing and industrial fluids technologies with major manufacturing facilities in North America, Europe and Asia. Mr. Brown also served as

Chief Operating Officer and Chief Financial Officer of Milacron. Mr. Brown has his Bachelor of Business Administration in Accounting from the University of Cincinnati and earned his Juris Doctor from the University of Dayton School of Law. The Trustees believe that Mr. Brown’s experience in business, strategic planning, financial management, budgeting, accounting, communications, human resources, shareholder relations and board structure, policy development and decision making make him well qualified to serve on the Board.

Robert F. Chelle. Since 1999, Mr. Chelle has served as Entrepreneur-In-Residence and Founding Director of the L. William Crotty Center for Entrepreneurial Leadership at the University of Dayton, Dayton, Ohio. Prior to this, from 1973 to 1996, Mr. Chelle owned and was President of High Voltage Maintenance Corporation (“HVM”). HVM is a technical service company specializing in predictive testing, preventive maintenance and electrical engineering of power distribution systems. HVM was sold to Emerson Electric Co. in October 1996, after which, from 1996 to 1999, Mr. Chelle remained as President and CEO of HVM. The Trustees believe that Mr. Chelle’s experience in business, strategic planning, financial management, budgeting, fiscal reporting, communications, human resources, shareholder relations and board structure, policy development and decision making make him well qualified to serve on the Board.

Independent Registered Public Accounting Firm Fees and Services

Each Fund selected Deloitte & Touche LLP (“Deloitte”) as its independent registered public accounting firm for each Fund’s fiscal year ended June 30, 2013 and June 30, 2014. The Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees related to Deloitte for the Funds’ two most recent fiscal years are as follows:

Audit Fees.

June 30, 2014	June 30, 2013
$86,500	$83,000

Such audit fees represent the aggregate fees billed for the fiscal years ended June 30, 2014 and June 30, 2013 for professional services rendered by Deloitte for the audit of the Trust’s annual financial statements.

Audit-Related Fees.

	Trust	Adviser
June 30, 2014	$0	$0
June 30, 2013	$0	$0

Neither the Trust nor the Adviser was billed any fees by Deloitte for the fiscal years ended June 30, 2014 and June 30, 2013 for assurance and related services that were reasonably related to the performance of the audit of the Trust’s financial statements and not otherwise included under “Audit Fees” above.

Tax Fees.

	Trust	Adviser
June 30, 2014	$12,000	$0
June 30, 2013	$11,500	$0

“Tax fees” shown in the table above were for services provided by Deloitte in relation to the preparation of excise filings and income tax returns for the Trust.

All Other Fees.

	Trust	Adviser
June 30, 2014	$0	$0
June 30, 2013	$0	$0

The Trust was not billed any fees by Deloitte for products and services provided by Deloitte, other than the services reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” for the fiscal years ended June 30, 2014 and June 30, 2013.

The Audit Committee of the Board pre-approves all audit and non-audit services provided by Deloitte or any independent registered public accounting firm engaged by the Trust and any non-audit or audit-related services provided to its service affiliates, which have an impact on the Funds, in accordance with certain pre-approval policies and procedures. The Audit Committee approves the engagement of the independent registered public accounting firm for each fiscal year, and a majority of the Independent Trustees approves the engagement. The Audit Committee may pre-approve the provision of types or categories of non-audit services for the Trust and permissible non-audit services for the Trust’s service providers on an annual basis at the time of the independent registered public accounting firm’s engagement and on a project-by-project basis. At the time of the annual engagement of the Trust’s independent registered public accounting firm, the Audit Committee receives a list of the categories of expected services with a description and an estimated budget of fees. In its pre-approval, the Audit Committee must determine that the provision of the service is consistent with and will not impair the ongoing independence of the independent registered public accounting firm and set any limits on fees or other conditions it finds appropriate. Non-audit services may also be approved on a project-by-project basis by the Audit Committee consistent with the same standards for determination and information.

The Audit Committee has considered the nature of the non-audit services rendered by Deloitte and does not consider them incompatible with Deloitte’s independence.

Deloitte is located at 555 Seventeenth Street, Suite 3600, Denver, Colorado. Representatives of Deloitte are not expected to be present at the Meeting, and therefore, will not have the opportunity to make a statement at the Meeting and are not expected to be available to respond to questions.

Trustees’ Share Ownership of Trust Shares

As of June 30, 2014, the dollar range of equity securities in the Funds beneficially owned by the Nominees were as follows:

Dollar Range of Equity Securities in Each Fund

Trustee	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Mid Cap Fund	James Long- Short Fund	James Micro Cap Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Barry R. James	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Anthony P. D’Angelo	Over $100,000	None	None	$10,001—$50,000	None	Over $100,000
Leslie L. Brandon	Over $100,000	None	None	None	None	Over $100,000
Richard C. Russell	Over $100,000	None	None	Over $100,000	None	Over $100,000
Ronald D. Brown	None	None	None	None	None	None
Robert F. Chelle	None	None	None	None	None	None

As of June 30, 2014, none of the Independent Trustees, nor any of their immediate family members, beneficially owned any securities issued by or otherwise had any interest in the Funds’ investment adviser or the principal underwriter or any person controlling, controlled by or under common control with such persons. For these purposes, “immediate family member” includes the Nominee’s spouse, children residing in the Nominee’s household and dependents of the Nominee.

Compensation Received From Trust

Name of the Trustee/Nominee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Trust Paid to Trustees*
Barry R. James	$0	$0	$0	$0
Leslie L. Brandon	$26,000	$0	$0	$26,000
Anthony P. D’Angelo	$24,000	$0	$0	$24,000
Richard C. Russell	$24,000	$0	$0	$24,000
Ronald D. Brown	$0	$0	$0	$0
Robert F. Chelle	$0	$0	$0	$0

* Amounts shown include payments made to the Trustees during the fiscal year ended June 30, 2014. The Trust does not pay any retirement benefits to the Trustees for their service.

Officers

The name, address, age and principal occupations for the past five years of the officers of the Trust are listed below.

OFFICERS
Name/Address/Age	Positions Held With Fund/ Date Service Began	Principal Occupation by Officer
Thomas L. Mangan James Investment Research, Inc. 1349 Fairground Road Xenia, OH 45385 Age: 64	Vice President, Secretary and Chief Financial Officer since 1997	Senior Vice President, James Investment Research, Inc.
Lesley Ott James Investment Research, Inc. 1349 Fairground Road Xenia, OH 45385 Age: 31	Chief Compliance Officer since 2012	Chief Compliance Officer, James Investment Research, Inc. and James Capital Alliance, Inc. (since 2012)
Richard Brian Culpepper James Investment Research, Inc. 1349 Fairground Road Xenia, OH 45385 Age: 42	Assistant Secretary since 2011	Vice President, James Investment Research, Inc.
JoEllen L. Legg, c/o ALPS Fund Services, Inc. 1290 Broadway, Ste. 1100 Denver, CO 80203 Age: 52	Assistant Secretary since 2010	Vice President and Assistant General Counsel of ALPS Fund Services, Inc., ALPS Advisors Inc., ALPS Distributors Inc. and ALPS Portfolio Solutions Distributor, Inc. Ms. Legg is also the Assistant Secretary of the Griffin Institutional Access Real Estate Fund, Stone Harbor Investment Funds, Stone Harbor Emerging Markets Income Fund, Stone Harbor Emerging Markets Total Income Fund and WesMark Funds.

Amy Broerman James Investment Research, Inc. 1349 Fairground Road Xenia, OH 45385 Age: 42	Treasurer since 2012	Assistant Vice President of Operations, James Investment Research, Inc.
Jennell Panella c/o ALPS Fund Services, Inc. 1290 Broadway, Ste. 1100 Denver, CO 80203 Age: 40	Assistant Treasurer since 2013	Fund Controller of ALPS Fund Services, Inc.

No officer, director or employee of the adviser or any of its affiliates receives any compensation from the Trust for serving as an officer of the Trust.

THE BOARD UNANIMOUSLY RECOMMENDS

THAT THE SHAREHOLDERS OF EACH FUND

VOTE FOR EACH NOMINEE AS A TRUSTEE OF THE TRUST

* * * * *

INFORMATION REGARDING THE TRUST

Voting and Quorum

Holders of record of the shares of each Fund as of the Record Date, as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business at the Meeting. The chart below shows the number of shares of each class of the Funds outstanding as of the close of business on the Record Date:

Fund	Class	Number of Shares Outstanding
James Balanced: Golden Rainbow Fund	Institutional	34,481,859.945
	Retail	103,349,186.826
James Small Cap Fund	Retail	4,693,901.765
James Mid Cap Fund	Retail	1,078,065.751
James Micro Cap Fund	Institutional	882,495.330
James Long-Short Fund	Retail	1,844,073.358

If you are not the owner of record, but your shares are instead held for your benefit by a financial intermediary such as a retirement plan service provider, broker-dealer, bank trust department, insurance company or other financial intermediary, that financial intermediary may request that you instruct it how to vote the shares you beneficially own. Your financial intermediary will provide you with additional information.

If you hold shares of a Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Trust or the Trust’s principal underwriter/distributor, the service agent may be the record holder of your shares. At the Meeting, the service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on a proposal may be deemed to authorize a service agent to vote such shares in favor of the applicable proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

Shareholders of the Trust will vote collectively on the election of the Nominees. The presence in person or by proxy of a majority of the Trust’s shares that are entitled to vote shall constitute a quorum for the transaction of business at the Meeting.

In the event a quorum is not present or sufficient votes in favor of the Proposal is not received by the date of the Meeting, the persons named as proxies may propose and approve one or more adjournments of the Meeting to permit further solicitation of proxies. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote the shares present in person or by proxy (including broker non-votes and abstentions) in favor of such an adjournment. A vote may be taken on the Proposal prior to any such adjournment if a quorum is present, sufficient votes for its approval have been received and it is otherwise appropriate. The Proposal will require a plurality of the votes cast in person or by proxy at the Meeting. Broker non-votes and abstentions will have no effect on the outcome of the election of Trustees.

Service Providers

Investment Adviser. James Investment Research, Inc. (the “Adviser”) serves as the Funds’ investment adviser and is located at 1349 Fairground Road, Xenia, Ohio, 45385. The Adviser has the authority to manage the Funds in accordance with the investment objectives, policies and restrictions of the Funds, subject to general supervision of the Trust’s Board of Trustees. The Adviser has managed the Funds since their inception.

Administrator and Transfer Agent. ALPS Fund Services, Inc. is the Funds’ administrator and transfer agent and is located at 1290 Broadway, Suite 1100, Denver, Colorado, 80203.

Principal Underwriter/Distributor. ALPS Distributors, Inc. is the Funds’ principal underwriter/distributor and is located at 1290 Broadway, Suite 1100, Denver, Colorado, 80203.

Security Ownership of Certain Beneficial Owners. As of the Record Date, the following shareholders were known to own more than 5% of the outstanding securities of the Trust:

Name/Address	Percentage Owned	Beneficial or Record

James Balanced: Golden Rainbow Fund - Retail Class

National Financial Services LLC * FBO its Customers 200 Liberty Street One New York, NY 10281	43.48%	Record

Charles Schwab & Co. Inc. * Special Custody Account FBO its Customers 101 Montgomery Street San Francisco, CA 94104	26.80%	Record

James Balanced: Golden Rainbow Fund - Institutional Class

Merrill Lynch, Pierce, Fenner & Smith, Inc. * FBO its Customers 4800 Deer Lake Dr. East, 2nd Fl. Jacksonville, FL 32246	30.53%	Record
National Financial Services LLC FBO its Customers 200 Liberty Street One New York, NY 10281	12.79%	Record
Morgan Stanley & Co., Inc. One New York Plaza, 12th Fl. New York, NY 10004	5.59%	Record

James Small Cap Fund
Charles Schwab & Co. Inc.* Special Custody Account FBO its Customers 101 Montgomery Street San Francisco, CA 94104	27.08%	Record
Merrill Lynch, Pierce, Fenner & Smith, Inc. FBO its Customers 4800 Deer Lake Dr. East Jacksonville, FL 32246	19.65%	Record
National Financial Services LLC FBO its Customers 200 Liberty Street Manhattan, NY 10281	15.39%	Record

James Mid Cap Fund
F.E. James, Ph.D.** P.O. Box 8 Alpha, OH 45301	31.67%	Record

James Investment Research Profit Sharing Plan** P.O. Box 8 Alpha, OH 45301	8.21%	Record

Merrill Lynch, Pierce, Fenner & Smith, Inc. FBO its Customers 4800 Deer Lake Dr. East Jacksonville, FL 32246	6.11%	Record

James Long-Short Fund
F.E. James, Ph.D.** P.O. Box 8 Alpha, OH 45301-0008	27.73%	Record
National Financial Services LLC FBO its Customers 200 Liberty Street Manhattan, NY 10281	12.25%	Record
David W. James, CFA P.O. Box 8 Alpha, OH 45301	10.13%	Record
James Investment Research Profit Sharing Plan** P.O. Box 8 Alpha, OH 45301	7.45%	Record
Charles Schwab & Co. Inc. Special Custody Account FBO its Customers 101 Montgomery Street San Francisco, CA 94104	6.54%	Record

James Micro-Cap Fund
F.E. James, Ph.D.** P.O. Box 8 Alpha, OH 45301	35.17%	Record
James Investment Research Profit Sharing Plan** P.O. Box 8 Alpha, OH 45301	9.64%	Record
Charles Schwab & Co. Inc. Special Custody Account FBO its Customers 101 Montgomery Street San Francisco, CA 94104	9.81%	Record
National Financial Services LLC FBO its Customers 200 Liberty Street, One Manhattan, NY 10281	6.81%	Record

*May be deemed to control the Fund because it owned of record, for the benefit of others, more than 25% of the outstanding voting shares as of September 15, 2014.

**The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund under § 2(a)(9) of the Investment Company Act of 1940. F.E. James, Ph.D., Barry R. James and Ann M. Shaw are co-trustees of the James Investment Research Profit Sharing Plan (the “Plan”), and Thomas L. Mangan serves as lead portfolio manager for the Plan. As a result, Dr. James, Mr. James, Ms. Shaw and Mr. Mangan may each be deemed to beneficially own the shares owned by that Plan. Shares indicated as owned by F.E. James, Ph.D. include shares in his account of the Plan, but do not include any other shares of the Plan. F.E. James, Ph.D. may also be deemed to beneficially own shares owned by James Investment Research, Inc. and the Iris R. James Trust, which are also included in the shares indicated as being owned by F.E. James, Ph.D. As a result of his ownership of shares, F.E. James, Ph.D. may have the ability to control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the Management Agreement with the Fund’s Adviser.

As of September 15, 2014, the officers and Trustees of the Trust as a group owned less than 1% of the outstanding shares of the James Balanced: Golden Rainbow Fund, less than 1% of the then-outstanding shares of the Small Cap Fund, 4.37% of the then-outstanding shares of the Mid Cap Fund, 6.82% of the then-outstanding shares of the James Micro-Cap Fund, and 4.34% of the then-outstanding shares of the Long-Short Fund.

MORE ON PROXY VOTING AND THE MEETING

General Information About Proxy Voting

For the Trust, each share is entitled to case one vote, and fractional shares are entitled to a proportionate fractional vote.

Proxy Statement Costs

The cost of preparing, printing and mailing the proxy card, notice of meeting and this Proxy Statement and all other costs incurred with the solicitation of proxies will be paid (i) by the Adviser with respect to the James Small Cap Fund, the James Mid Cap Fund, the James Micro Cap Fund and the James Long Short Fund and (ii) by the James Balanced: Global Rainbow Fund with respect to such Fund.

Solicitation of Proxies

Officers of the Trust and employees of certain of the Trust’s service providers, without extra compensation, may conduct solicitations personally, by mail, by telephone or by any other electronic means available.

Brokers, banks and other fiduciaries may be required to forward soliciting material to their principals on behalf of the Funds and to obtain authorization for the execution of proxies. For those services, they may be reimbursed (i) by the Adviser with respect to the

James Small Cap Fund, the James Mid Cap Fund, the James Micro Cap Fund and the James Long Short Fund and (ii) by the James Balanced: Global Rainbow Fund with respect to such Fund, to the extent the Adviser or the James Balanced: Global Rainbow Fund, as applicable, would have directly borne those expenses.

Should a shareholder require additional information regarding the proxy card or a replacement proxy card, they may contact us toll-free at 1-800-995-2637. Any proxy given by a shareholder, whether in writing, by telephone or by the internet, is revocable as described below under the section titled “Revoking a Proxy.”

Please take a few moments to complete your proxy card promptly. You may vote your shares by completing and signing the enclosed proxy card and mailing the proxy card in the postage paid envelope provided. You also may vote your shares by telephone or by the internet by following the instructions on the enclosed proxy card and accompanying materials. You also may cast your vote by attending the Meeting in person if you are a record owner as of the Record Date.

Telephone Voting

The Trust has arranged to have votes recorded by telephone. Please have the proxy card in hand and call the number on the enclosed materials and follow the instructions. After a shareholder provides his or her voting instructions, those instructions are read back to the shareholder and the shareholder must confirm his or her voting instructions before disconnecting the telephone call. The voting procedures used in connection with telephone voting are designed to reasonably authenticate the identity of shareholders, to permit shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded.

Internet Voting

You may also vote over the Internet by following the instructions in the enclosed materials. You will be prompted to enter the control number on the enclosed proxy card. Follow the instructions on the screen, using your proxy ballot as a guide. The voting procedures used in connection with internet voting are designed to reasonably authenticate the identity of shareholders, to permit shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded.

Voting by Broker-Dealers

Shares owned of record by a broker-dealer for the benefit of its customers (“street shares”) will be voted by the broker-dealer based on instructions received from its customers. If no instructions are received, the broker-dealer may (if permitted by applicable stock exchange rules) give or authorize the giving of a proxy, as record holder of such shares, to vote such shares in connection with the Proposal. Beneficial owners of street account shares cannot vote at the Meeting. Only record owners as of the Record Date may vote at the Meeting.

A “broker non-vote” is deemed to exist when a proxy received from a broker indicates that the broker does not have discretionary authority to vote the shares on that matter. Abstentions (but no broker non-votes) will have the same effect as a vote against the Proposal.

If you properly execute and return a proxy card but fail to indicate how the votes should be cast, the proxy ballot will be voted in favor of the election of each of the Nominees named in this Proxy Statement for Trustee.

Revoking a Proxy

Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Trust at the address for the Trust shown at the beginning of this Proxy Statement), by executing a proxy bearing a later date, or by attending and voting at the meeting. All properly executed proxies received in time for each Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposal referred to in the Proxy Statement.

Shareholder Proposals

The Trust is not required and does not intend to holder shareholder meetings on a regular basis. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for a subsequent shareholder meeting of the Trust (if any) should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this Proxy Statement. Proposals must be received a reasonable time before the date of a meeting of shareholders in order to be considered for inclusion in the proxy materials for that meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. A shareholder who wishes to make a proposal at the next meeting of shareholders without including the proposal in the Trust’s proxy statement must notify the Secretary of the Trust in writing of such proposal within a reasonable time prior to the date of the meeting. If a shareholder fails to give timely notice, then the persons named as proxies in the proxies solicited by the Board for the next meeting of shareholders may exercise discretionary voting power with respect to any such proposal.

Shareholder Communications with the Board

Shareholders may address correspondence that relates to the Trust to the Board as a whole or to individual Trustees and send such correspondence to the Board or to the Trustee, c/o The James Advantage Funds, Attn: Secretary, 1349 Fairground Road, Xenia, Ohio, 45385. Upon receipt, all such shareholder correspondence will be directed to the attention of the addressee.

Reports to Shareholders and Financial Statements

The Annual Report to Shareholders of the Funds for the fiscal year ended June 30, 2014, which includes financial statements of the Funds, previously were sent to shareholders. Copies of the Funds’ most recent annual and subsequent semi-annual report (when available) can be obtained at no cost on the Funds’ website at www.jamesfunds.com. Reports are also available upon request, without charge, by writing to the Trust at P.O. Box 786, Denver, CO 80201 or by calling 1-800-995-2637.

To avoid sending duplicative copies of materials to households, the Trust mails only one copy of each report to shareholders having the same last name and address on the Trust’s records, unless the Trust has received contrary instructions from shareholders. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.

If you want to receive copies of these materials or request householding in the future, you may call the transfer agent at 1-800-995-2637 or write to the Trust at P.O. Box 786, Denver, CO 80201.

Other Matters

The Trustees do not intend to bring any matters before the Meeting other than the Proposal described in this Proxy Statement, and the Trustees are not aware of any other matters to be brought before the Meeting by others. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their judgment in the best interest of the Trust and the Funds.

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PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	M78195-S23286	KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following:

1.     To elect six (6) Trustees of the Fund:

Nominees:

01)   Leslie L. Brandon

02)   Ronald D. Brown

03)   Robert F. Chelle

04)   Anthony P. D’Angelo

05)   Barry R. James

06)   Richard C. Russell

		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee, mark “For All Except” and write the name of the nominee on the line below.
		☐	☐	☐

2       To vote and otherwise represent the undersigned on any other matter that may properly come before the Special Meeting or any adjournment or postponement thereof in the discretion of the Proxy holder.

Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, both should sign. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Please be sure to sign and date this proxy.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)			Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Proxy Statement is available at www.proxyvote.com.

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M78196-S23286

THE JAMES ADVANTAGE FUNDS THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of The James Advantage Funds, an Ohio business trust (the “Trust”), hereby appoints Thomas L. Mangan and Lesley Ott, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of the Shareholders (the “Special Meeting”) of the Trust, to be held at the offices of the Trust, 1349 Fairground Road, Xenia, Ohio 45385 on November 10, 2014, at 8:00 a.m., local time, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting and otherwise to represent the undersigned at the Special Meeting with all powers possessed by the undersigned if personally present at the Special Meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Special Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast FOR the nominees for trustee and, in any event, in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.